UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2009

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-9824 (Commission File Number)	52-2080478 (I.R.S. Employer Identification No.)

2100 Q Street
Sacramento, CA 95816
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code (916) 321-1846

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entries Into a Material Definitive Agreement

On December 31, 2009, The McClatchy Company, a Delaware corporation (“McClatchy” or the “Company”), and its subsidiary Richwood, Inc., a Florida corporation, entered into an agreement with Citisquare Group, LLC, a Florida limited liability company (the “Buyer”) to amend (the “Amendment”) the Contract for Purchase and Sale of Real Property effective as of March 3, 2005 (the “Original Agreement”), as amended by that certain First Amendment dated August 10, 2007, and as further modified by that certain Second Amendment dated as of December 20, 2007 and that certain Third Amendment dated December 30, 2008.

Pursuant to the Amendment, the parties have agreed to extend the closing date of the sale of certain real property located in Miami, Florida (as described in the Original Agreement) from December 31, 2009 to January 19, 2010 in exchange for an increase in the termination payable to McClatchy if the transaction fails to close from $6 million to $7 million.  In addition, on or before January 19, 2010, the Buyer has the right to extend the closing to a date no later than January 31, 2011, conditioned upon the payment to McClatchy of $6 million in cash as a non-refundable deposit to be applied toward the purchase price.  The purchase price under the Original Agreement remains unchanged at $190 million.  McClatchy has previously received $10 million in nonrefundable deposits from Buyer which will be applied toward the purchase price.

Except as provided in the Amendment and prior amendments, all provisions of the Original Agreement remain in full force and effect.  The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(c)   Exhibits

Exhibit 10.1                      Fourth Amendment to Contract for Purchase and Sale of Real Property dated as of December 31, 2009, by and between The McClatchy Company, a Delaware corporation, Richwood, Inc., a Florida corporation, and Citisquare Group, LLC, a Florida limited liability company.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

January 6, 2010                                                                                       The McClatchy Company

/s/ Patrick J. Talamantes
By: Patrick J. Talamantes
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number                                Description

Exhibit 10.1
Fourth Amendment to Contract for Purchase and Sale of Real Property dated as of December 31, 2009, by and between The McClatchy Company, a Delaware corporation, Richwood, Inc., a Florida corporation, and Citisquare Group, LLC, a Florida limited liability company.